                                                                   Exhibit 10.42

                                LEASE AMENDMENT


DATED:    November 29, 2000

BETWEEN:  M&T PARTNERS, INC.                                          LANDLORD
          a Delaware Corporation

AND:      GEERLINGS AND WADE                                            TENANT
          A Massachusetts corporation


          By written Lease dated July 18, 1994, Tenant leased from Landlord approximately 5,000 square feet of warehouse and office space located in Building No. 5, Pacific Business Park, 7012 South 220th Street, Kent Washington 98032 (hereinafter referred to as "the Premises"). Effective April 1, 1997, the Landlord Pacific Realty Associates, L.P., transferred ownership of the Property to PBP-N, Inc. By Lease Amendment, dated October 9, 1997, the Lease term was extended. Effective November 24, 1999, the Landlord PBP-N, Inc. merged into M&T Partners, Inc. The Lease expires November 30, 2000.

              Tenant now wishes to extend the term of the Lease.

                 NOW, THEREFORE, the parties agree as follows:

1. The Lease shall be extended for an additional 36 months commencing December 1, 2000 and continuing through November 30, 2003.

2.  The base rent shall increase to $2,210.00 per month for the period
December 1, 2000 through November 30, 2001. Effective December 1, 2001 through November 30, 2002 the base rent shall increase to $2,320.00 per month. Effective December 1, 2002 through November 30, 2003 the base rent shall increase to $2,412.00 per month.

3. Tenant has deposited $2,060.00 with Landlord under the terms of the Lease. Tenant shall now deposit with Landlord an additional $352.00, bringing its total security deposit to $2,412.00.

4. Except as expressly modified hereby, all terms of the Lease shall remain in full force and effect and shall continue through the extended term.

    IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first written above.

M & T PARTNERS, INC.                         GEERLINGS AND WADE
a Delaware Corporation                       a Massachusetts corporation

By  /s/ Leon M. Hartvickson              By  /s/ David R. Pearce
    -----------------------                  -------------------
     Leon M. Hartvickson                     David R. Pearce
     -------------------                     ---------------
     Vice President                          President
     --------------                          ---------
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                        (Acknowledgment by Individual)


STATE OF MASSACHUSETTS   )

                         ) ss

County of NORFOLK        )

     On this 4th day of December, 2000, before me, personally appeared David Pearce to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me that he signed the said instrument as his free and voluntary act and deed for the uses and purposes therein mentioned.


                              /s/ Iveta Estrella
                              ------------------

                              Notary Public for
                                               -----------------------------
                              My Commission Expires:  6/21/07
                                                      -------



                     (Acknowledged by M&T Partners, Inc.)

STATE OF OREGON        )

                       ) ss

County of WASHINGTON   )


     On this 21st day of December, 2000 before, me personally appeared Leon M. Hartvickson, who, being first duly sworn, did say that he is the Vice President of M&T Partners, Inc.


                              WITNESS my hand and official seal

                                    /s/ Cindy A. Carden
                              ---------------------------------------

                              Notary Public for   the State of Oregon
                                                  -------------------
                              My Commission Expires:    5/25/04
                                                     ----------------